Exhibit 99.3

IBM to Update Management System and Reporting Segments October 4, 2021 On October 4, 2021, IBM will host its 2021 Investor Briefing to update investors on its hybrid cloud and AI strategy and go-forward business and financial profile. During that event, IBM will discuss a new management structure and reporting segments that will take effect immediately prior to the separation of its managed infrastructure services business expected later this year. The purpose of this article is to help stakeholders better understand the upcoming changes to the management structure and reporting segments. Important takeaways include: x x IBM is aligning its operating model to its platform-centric business The new management system and resulting segment reporting reflect a simpler and more streamlined business Additional revenue categories provide greater transparency into segment trends Historical information on IBM Continuing Operations and segment performance will be provided to investors by the end of the year x x Segment Structure and Changes IBM is addressing the hybrid cloud and AI opportunity with a platform-centric approach. An important step in advancing this strategy is the separation of IBM’s managed infrastructure services business into a new publicly-traded company, Kyndryl. Immediately preceding the separation, IBM will implement a simplified and streamlined management structure aligned to this platform approach. 1

IBM’s segment reporting post separation will reflect this management structure, with four reportable segments: Consulting, Software, Infrastructure, and Financing. The company will report segment revenue and pre-tax income for each, along with gross profit. Effective with the Kyndryl separation, Kyndryl activity will be reclassified to discontinued operations, and IBM reporting will focus on Continuing Operations. IBM will continue to provide an Operating (non-GAAP) view of its results. Summary of Segment Changes The scope of IBM’s previous Global Business Services and Cloud & Cognitive Software segments are essentially unchanged. The portions of Global Technology Services business that remain with IBM are combined with IBM’s Systems business. All new segment names have been simplified, and revenue categories within the segments have been updated. Previous Segments Changes New Segments Global Business Services x Revenue categories Consulting x Revenue categories Cloud & Cognitive Software Software Global Technology Services - Separate managed infrastructure services - Technology Support Services - IBM IaaS N/A Systems x Revenue categories + Technology Support Services + IBM IaaS + OEM asset recovery service Infrastructure Global Financing - OEM asset recovery service Financing Consulting Segment Details IBM Consulting helps clients design and build open, hybrid cloud architectures and optimize key workflows and business processes. While there is essentially no change to the overall scope of the Consulting segment (formerly Global Business Services), the company is making changes to the revenue categories reported to better reflect the market opportunities and how we address them. Within Consulting, IBM will report revenue for: Business Transformation, Technology Consulting and Application Operations. 2

x Business Transformation services enable clients to apply IBM and ecosystem partner technologies at scale to transform key workflows, processes and domains. Business Transformation includes a portion of what was previously reported as Consulting revenue, and Global Process Services revenue. x Technology Consulting helps clients to architect and implement cloud platforms and strategies to transform their enterprise experience and enable innovation. Technology Consulting includes a portion of what was previously reported as Consulting, plus the application modernization activity previously reported in Application Management. x Application Operations focuses on application and cloud platform services required to operationalize and run hybrid cloud. It facilitates clients’ efforts to manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages. Application Operations includes what was previously reported as Application Management, excluding the application modernization activity. Software Segment Details IBM Software brings together hybrid cloud platform and software solutions to help clients predict, automate, secure and modernize their environments. While there is essentially no change to the overall scope of the Software segment (formerly Cloud & Cognitive Software), the company is making changes to the revenue categories. Within Software, IBM will report revenue for Hybrid Platform & Solutions and Transaction Processing. Revenue growth rates for Red Hat, Automation, Data & AI, Security and Health will be provided for additional transparency into segment trends. x Hybrid Platform & Solutions: o Red Hat: provides enterprise open-source solutions, for hybrid, multi-cloud environments. Red Hat was previously reported in Cloud & Data Platforms. Automation: optimizes processes from business workflows to IT Operations with AI-powered automation. Automation was previously reported in Cloud & Data Platforms. Data & AI: empowers data-driven decisions and predictability, infusing AI o o throughout the enterprise. Data & AI was previously reported in Cloud & Data Platforms and Cognitive Applications. 3

o Security: creates a risk-aware, secure business by gaining real-time threat insights, orchestrating actions and automating responses across all touchpoints. Security was previously reported in Cognitive Applications. o Health: Brings data, technology and expertise together to transform health. Health was previously reported in Cognitive Applications. x Transaction Processing: supports mission-critical on-premise workloads. Transaction Processing was previously reported as Transaction Processing Platforms. Infrastructure Segment Details IBM Infrastructure provides trusted solutions for a hybrid cloud environment, meeting client demands for scalability, security, and capacity. Products are optimized with AI to deliver new insights for business and operations. Within Infrastructure, IBM will report revenue for Hybrid Infrastructure and Infrastructure Support. Revenue growth rates will be provided for two key areas within Hybrid Infrastructure: IBM Z and Distributed Infrastructure. x Hybrid Infrastructure: o IBM Z: delivers security, privacy and resiliency at scale in a hybrid cloud environment. IBM Z revenue includes Z hardware and zOS operating system. o Distributed Infrastructure: Power, Storage, and IBM IaaS enhance how clients consume, manage, and operate as they take full advantage of IBM’s hybrid cloud capabilities for critical workloads. Distributed Infrastructure includes Power & Storage hardware and software previously reported in Systems Hardware and Operating Systems Software, IBM IaaS previously reported in Global Technology Services, and OEM asset recovery service previously reported in Global Financing. x Infrastructure Support: comprehensive support services to maintain and improve availability of clients’ IT infrastructures. Infrastructure Support was previously reported as Technology Support Services in Global Technology Services. 4

New Segment Revenue Summary

Effective immediately prior to Kyndryl separation


Consulting Revenue
Application Operations
Business Transformation
Technology Consulting

Business Transformation

- Service lines for advisory consulting practices and process outsourcing: customer transformation, finance & supply chain, talent, industry-specific solutions
- incl. packaged software on cloud and on-premise (SAP, Oracle, Salesforce, IBM software, etc.)

Technology Consulting

- Cloud advisory and strategy practices such as migration factory and application engineering services
- incl. practices such as Red Hat, Microsoft, and AWS

Application Operations

- Application management for custom and packaged technologies


Software Revenue
Hybrid Platform & Solutions
Transaction Processing
Red Hat
Automation
Health
Security
Data & AI

Hybrid Platform & Solutions

- Red Hat
  - incl. RHEL, OpenShift, Ansible
- Automation
  - incl. application servers, AI ops & management, business automation, integration, IBM PaaS
- Data & AI
  - incl. databases, warehouses, tools, data ops, data science & analytics, AI/Watson, asset management, supply chain, Weather & Media
- Security
  - incl. security software for data security, identity management, mobile security and fraud detection, and security services
- Health

Transaction Processing

- incl. CICS, analytics and integration software running on IBM Z, storage software


Infrastructure Revenue
Hybrid Infrastructure
IBM Z
Infrastructure Support
Distributed Infrastructure

Hybrid Infrastructure

- IBM Z
  - incl. hardware and operating system
- Distributed Infrastructure
  - incl. Power hardware and operating system, storage hardware, IBM IaaS, OEM asset recovery service

Infrastructure Support

- Support services for IBM and third-party products

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